IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:	CASE NO. 13-16126 (RJH)
Electric Transportation Engineering Corporation	**BUSINESS AND INDUSTRY MONTHLY OPERATING REPORT**
	MONTH OF MARCH 2014
	DATE PETITION FILED: SEPTEMBER 16, 2013
Debtor	TAX PAYER ID NO. : #86-0834755

Nature of Debtor's Business: Transitioning assets to buyers and winding down the entity

DATE DISCLOSURE STATEMENT	FILED		TO BE FILED	X
DATE PLAN OF REORGANIZATION	FILED		TO BE FILED	X

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/Susie Herrmann/	CFO
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE
Susie Herrmann, CFO	4/24/2014
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER	TITLE
PRINTED NAME OF PREPARER	DATE

PERSON TO CONTACT REGARDING THIS REPORT: Susie Herrmann

PHONE NUMBER: 602-686-6270

ADDRESS: PO Box 20336 Phoenix, AZ 85036-0336

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

Case Number: 13-16126 (RJH)

CURRENT MONTH'S RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS				
	Operating	Credit Card	Blink		Total
	#6400	#9124	#8207		
Balance at Beginning of Period	729,624	227,009	9,330		965,961
RECEIPTS					
Cash Sales					
Accounts Receivable					
Loans and Advances					
Sale of Assets					
Transfers from Other DIP Accounts	253,995				253,995
Collection for Purchasing entity (net of withdrawls)					
Other - tax refund	93				93
Other - Void O/S checks			21,234		21,234
TOTAL RECEIPTS	254,088		21,234		275,322
DISBURSEMENTS					
Business - Ordinary Operations	1,014	3,576			4,590
Capitol Improvements					
Pre-Petition Debt					
Transfers to Other DIP Accounts		223,433	30,563		253,995
Other					
Pay back other purchasing Entity					
for rec collected on their behalf					
Reorganization Expenses:					
Attorney Fees					
Accountant Fees					
Other Professional Fees					
U. S. Trustee Quarterly Fee					
Court Costs					
TOTAL DISBURSEMENTS	1,014	227,009	30,563		258,586
Balance at End of Month	982,698	$ 0 Acct Closed 3/14/14	$ 0 Acct Closed 3/14/14		982,698

*Information provided above should reconcile with balance sheet and income statement amounts

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements From Above	258,586
Less: Transfers to Other DIP Accounts	253,995
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)	
Total Disbursements for Calculating Quarterly Fees	4,590

Case Number: 13-16126 (RJH)

INCOME STATEMENT

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segregated in the statement.

REVENUES	Current Month	Year to Date	Total Since Filing
Gross Revenue	0	0	483,432
Less: Returns & Discounts	0	0	0
Net Revenue	0	0	483,432
COST OF GOODS SOLD			
Material	0	0	142,675
Direct Labor	0	0	21,446
Direct Overhead (Sprint & Utility for charger connectivity to network)	0	-259	62,667
Blink Cost of Revenue Share	0	0	16,860
Depreciation in COGs - Project Assets	0	0	2,310,569
Total Cost of Goods Sold	0	-259	2,554,217
GROSS PROFIT	0	259	-2,070,785
OPERATING EXPENSES			
Officer/Insider Compensation	0	0	0
Selling & Marketing (attach detail)	0	0	6,005
General & Administrative (attach detail)	15,074	80,443	628,656
Other Expenses (attach detail)	0	0	142,143
Total Operating Expenses	15,074	80,443	776,804
Income Before Non-operating Income and Expense	-15,074	-80,184	-2,847,589
OTHER INCOME & EXPENSE			
Other Income - Asset Sales Normal Course	0	0	-1,200
Other Expense (attach list)	0	0	-1,072
Interest Expense	0	0	269
Depreciation/Depletion	0	0	0
Amortization	0	0	0
Net Other Income & Expense	0	0	-2,003
Income Before Reorganization Expense	-15,074	-80,184	-2,845,586
REORGANIZATION EXPENSES			
Professional Fees	0	0	0
U.S. Trustee Fees	0	0	0
Other - Impairment Loss	0	0	14,269,095
Gain / Loss on Sale of Assets	-207,544	-207,544	-93,017
Total Reorganization Expenses	-207,544	-207,544	14,176,078
Income Tax	0	0	0
NET PROFIT OR (LOSS)	192,470	127,359	-17,021,664

Case Number: 13-16126 (RJH)

Operating Expense Detail

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	Current Month	Year to Date	Total Since Filing
Selling & Marketing			
G&A Labor and employee related	0	0	4,530
Telephone	0	0	86
Travel and Meals	0	0	0
Office / Postage	0	0	0
Professional	0	0	0
Marketing	0	0	715
Web Development	0	0	0
License and Dues	0	0	475
Other	0	0	199
Total Selling and Marketing	0	0	6,005
General and Administrative			
G&A Labor and employee related	-18	7,757	237,893
Telephone		1,161	19,080
Travel and Meals		0	3,167
Recruiting		0	0
Office / Postage	182	236	2,724
Professional Fees	1,049	1,082	22,009
Vehicles		0	3,659
Computer and IT		0	52,347
Marketing		0	36,119
Small Tools		0	0
Certification Expense		0	30,779
Dues and Subscriptions	10	10	2,563
Rent, Utilities and Maintenance	-178	5,629	46,450
Business Insurance	12,266	51,469	152,682
Property Tax		0	0
Other	1,763	13,100	19,185
Total General & Administrative	15,074	80,444	628,657
Other Expenses			
Depreciation Expense	0	0	145,452
R&D Labor and employee related	0	0	0
R&D Travel	0	0	0
R&D expense	0	0	-3,309
R&D Development	0	0	0
Total Other Expenses	**0**	**0**	**142,143**

Case Number: 13-16126 (RJH)

COMPARATIVE BALANCE SHEET

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

ASSETS	CURRENT MONTH	PRIOR MONTH
Unrestricted Cash	982,698	965,962
Restricted Cash		
Total Cash	**982,698**	**965,962**
Accounts Receivable (net)	61,189	60,689
Inventory		
Notes Receivable		
Prepaid Expenses - Deposit	0	0
Other Receivables from CCGI for expenses passed on	410,461	316,700
Total Current Assets	**1,454,349**	**1,343,351**
Property, Plant & Equipment		
Less: Accumulated Depreciation		
Net Property, Plant & Equip.		
Due From Insider(s)		
Other Assets - Inter Company Receivable (4A)	4,188,384	3,978,744
Other- Asset held for sale		
TOTAL ASSETS	**5,642,732**	**5,322,095**
POST-PETITION LIABILITIES		
Accounts Payable	228,746	216,966
Taxes Payable		
Notes Payable		
Professional Fees		
Secured Debt		
Inter Company Payable (attach list - 4A)	336,006	313,308
Other - Liabilities passed on to CCGI	410,461	316,700
Other - Accrual Vacation and Wages		
Total Post-Petition Liabilities	**975,213**	**846,974**
PRE-PETITION LIABILITIES		
Secured Debt	129,458	129,458
Priority Debt		
Unsecured Debt		
Inter Company Payable (attach list - 4A)	87,537,638	87,537,638
Other (attach list - 4B)	8,499,533	8,499,604
Total Pre-Petition Liabilities	96,166,628	96,166,700
TOTAL LIABILITIES	**97,141,841**	**97,013,674**
EQUITY		
Pre-petition Owner's Equity	-74,477,445	-74,477,445
Post-Petition Cumulative Profit/Loss	-17,021,664	-17,214,134
Direct Charges to Equity	0	0
Total Equity	**-91,499,109**	**-91,691,579**
TOTAL LIABILITIES & OWNER'S EQUITY	**5,642,732**	**5,322,095**

Case Number: 13-16126 (RJH)

Inter Company Receivables / Payables

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	CURRENT MONTH	PRIOR MONTH
Pre Petition Inter Company Payable		
Due to The Clarity Group	-1,669,318	-1,669,318
Due to Ecotality Inc.	-85,868,320	-85,868,320
Due To Ecotality Australia Pty Ltd.	0	0
Total Pre Petition Intercompany	**-87,537,638**	**-87,537,638**
Post Petition Inter Company Payable		
Due to The Clarity Group	0	0
Due To Ecotality Inc.	-336,006	-313,308
Due To Ecotality Australia Pty Ltd.	0	0
Total Post Petition Payable	**-336,006**	**-313,308**
Post Petition Inter Company Receivable		
Due to The Clarity Group	0	0
Due to Ecotality Inc.	4,188,384	3,978,744
Due To Ecotality Australia Pty Ltd.	0	0
Total Post Petition Receivable	**4,188,384**	**3,978,744**

Total Inter Company Receivables / Payables	CURRENT MONTH	CURRENT MONTH
Due to The Clarity Group	-1,669,318	-1,669,318
Due to Ecotality Inc.	-82,015,942	-82,202,884
Due To Ecotality Australia Pty Ltd.	0	0
TOTAL Inter Company	**-83,685,260**	**-83,872,202**

Note - Inter company balances are a net of payables and receivables by entity

Case Number: 13-16126 (RJH)

Other Liabilities

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

Other Liabilities - Pre Petition	CURRENT MONTH	PRIOR MONTH
Accounts Payable	6,700,616	6,700,586
Blink Hosts	90,843	90,843
Accrued Payroll		
Accrued Liabilities	1,508,179	1,508,179
Sales Tax payable	199,895	199,995
	8,499,533	8,499,604

Case Number: 13-16126 (RJH)

STATUS OF ASSETS

*Information provided on this page should reconcile with balance sheet amounts

		As of		
ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	104,740			104,740
Less Amount Considered Uncollectible	-44,050			-44,050
Net Accounts Receivable	60,689			60,689

DUE FROM INSIDER	
Schedule Amount	
Plus: Amount Loaned Since Filing Date	
Less: Amount Collected Since Filing Date	
Less: Amount Considered Uncollectible	
Net Due From Insiders	

INVENTORY	
Beginning Inventory	13,924,258
Plus: Purchases	
Less: Cost of Goods Sold/ Assets sold	-13,924,258
Ending Inventory	0

Date Last Inventory was taken: All inventory sold as of 10/15/13

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	Book Value
Real Property				
Buildings				
Accumulated Depreciation				
Net Buildings				
Equipment	49,629,451	144,248	-49,773,699	0
Accumulated Depreciation	31,933,619	2,559,156	-34,492,776	0
Net Equipment	17,695,832	-2,414,908	-15,280,924	0
Autos/Vehicles	1,835,624		-1,835,624	0
Accumulated Depreciation	634,011	39,511	-673,523	0
Net Autos/Vehicles	1,201,613	-39,511	-1,162,102	0

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:

Case Number: 13-16126 (RJH)

STATUS OF LIABILITIES AND SENSITIVE PAYMENTS

*Information provided on this page should reconcile with balance sheet and disbursement detail amounts

POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	As of + 60 Days	+ 90 Days
Accounts Payable * (SCHED 6A)	228,746	2,103	4,616	50,460	171,567
Taxes Payable					
Notes Payable					
Professional Fees Payable					
Secured Debt					
Other (SCHED 6B) - Aging Estimated	746,467	100,000	100,000	196,467	350,000
Total Post-Petition Liabilities	975,213	102,103	104,616	246,927	521,567

*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders			
Name	Reason for Payment	Amount Paid this Month	Total Paid to Date
Total Payments to Insiders			

Professionals				
Name	Date of Court Order Authorizing Payment	Amount Approved	Amount Paid this Month	Total Paid to Date
Total Payments to Professionals				

Case Number: 13-16126 (RJH)

AP Listing

(Accrual Basis)

Detail of Accounts Payable - Post Petition

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
8X8INC01	0.00	0.00	0.00	0.00	2,987.70	2,987.70
AT&TMOBI01	0.00	0.00	0.00	0.00	9,151.28	9,151.28
BOXNETIN01	0.00	0.00	0.00	0.00	1,813.88	1,813.88
CISCOCAP01	0.00	0.00	0.00	0.00	4,783.21	4,783.21
CISCOWEB01	0.00	0.00	0.00	0.00	325.72	325.72
City of Phoenix	31.39	0.00	0.00	0.00	96.00	127.39
CITYTREA02	0.00	0.00	0.00	0.00	149.42	149.42
CORVENER01	0.00	0.00	0.00	0.00	4,657.80	4,657.80
DIGITFRU01	0.00	0.00	0.00	0.00	342.10	342.10
Eide Bailly	0.00	725.00	6,531.00	0.00	0.00	7,256.00
Employment Security Dept.	75.02	0.00	0.00	0.00	0.00	75.02
FP Mailing Solutions	0.00	0.00	0.00	0.00	181.68	181.68
GUARDOMA01	0.00	0.00	0.00	0.00	141.34	141.34
HOMEDEPO01	0.00	0.00	0.00	0.00	61.47	61.47
Iron Mountain	196.40	0.00	0.00	0.00	0.00	196.40
NISSMOTO01	0.00	0.00	0.00	0.00	351.78	351.78
PGE01	0.00	0.00	0.00	0.00	6.51	6.51
RKL eSolutions LLC	0.00	0.00	0.00	87.50	0.00	87.50
SDG&E01	0.00	0.00	0.00	0.00	132.10	132.10
SILVUNIQ01	0.00	0.00	0.00	0.00	3,150.00	3,150.00
SOUTCALI01	0.00	0.00	0.00	0.00	178.78	178.78
SPRINT01	0.00	0.00	0.00	0.00	7,858.29	7,858.29
STATE COMPTROLLER	100.44	0.00	0.00	0.00	0.00	100.44
TECHPROF01	0.00	0.00	0.00	0.00	8,105.70	8,105.70
UNDERWRI01	0.00	0.00	0.00	0.00	468.00	468.00
UNITPARC01	0.00	0.00	0.00	0.00	179.04	179.04
XOCOMMUN01	0.00	0.00	1,161.04	1,066.40	1,846.37	4,073.81
	403.25	725.00	7,692.04	1,153.90	46,968.17	56,942.36
Due to CCGI			-3,076.23	49,306.00	69,292.00	115,521.77
Trustee Filing Fees	975.00					975.00
Blink Customer Payables					55,306.85	55,306.85
	1,378.25	725.00	4,615.81	50,459.90	171,567.02	228,745.98

Case Number: 13-16126 (RJH)

Other Post-Petition Liabilities

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principa and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

Other Liabilities - Post Petition	CURRENT MONTH	PRIOR MONTH
*Other Liabilites pased on to CCGI	410,461	316,700
Intercompany Payable	336,006	313,308
	746,467	630,008

*** Includes outstanding invoices billed to ETEC for services provided by vendors to CCGI during the transition.**
Please see the offsetting asset "Other Receivables from CCGI for expenses passed on".

Case Number: 13-16126 (RJH)

CASE STATUS

QUESTIONAIRE

	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?		X
Are any post-petition receivables (accounts, notes or loans) due from related parties?	X	
Are any wages past due?		X
Are any U. S. Trustee quarterly fees delinquent?		X

Provide a detailed explanation of any "YES" answers to the above questions: (attach additional sheets if needed)

Business expenses received/paid by related party passed to company through intercompany receivable/payable accounts.

Current number of employees: 0

INSURANCE

Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

The Company has sold all assets as of 10/15/13 and is in the process of winding down operations

Identify any matters that are delaying the filing of a plan of reorganization:

None

Case Number: 13-16126 (RJH)

DISBURSEMENT DETAIL

Month: MARCH 2014
Account # 6400

Bank Name Bank of America

Cash/Electronic Disbursements		MARCH 2014	
Date	Payee	Purpose	Amount
3/17/14	Lease Finance	Credit Card Processing Machine Lease (auto-debit, machine returned and blocking debits in April)	44
3/21/14	GEIS	Membership (auto-debit, blocking debits in April)	10
		Total Cash/Electronic Disbursements	54

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
23329	3/20/14	VOID CHECK	VOID CHECK ERROR	0
23330	3/20/14	VOID CHECK	VOID CHECK ERROR	0
23331	3/20/14	Angel Security	Sept 15 - Jan 31 2014 - Security system for 1st Ave Whse	262
23332	3/20/14	Iron Mountain	Document Storage/Retention	698
				960
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	1,014

Case Number: 13-16126 (RJH)

DISBURSEMENT DETAIL

Month: MARCH 2014
Account # 9124
Bank Name Bank of America

Cash/Electronic Disbursements		DECEMBER 2013	
Date	Payee	Purpose	Amount
3/3/14	Moneris	CC Payment Processing Fee	2,845
3/3/14	MBF Leasing DES	CC Payment Processing Fee	88
3/4/14	Global Payments	CC Payment Processing Fee	225
3/5/14	American Express	CC Payment Processing Fee	356
3/5/14	Moneris	CC Payment Processing Fee	63
3/7/14	Transfer to Main Operating Account	Account Closed 3/14/14	223,433
		Total Cash/Electronic Disbursements	227,009

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				0
Total checks listed on continuation pages				0

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	227,009

Case Number: 13-16126 (RJH)

DISBURSEMENT DETAIL

Month: MARCH 2014
Account #: 8207

Bank Name: Bank of America

Cash/Electronic Disbursements		DECEMBER 2013	
Date	Payee	Purpose	Amount
3/7/14	Transfer to Main Operating Account	Account Closed 3/14/14	30,563
		Total Cash/Electronic Disbursements	30,563

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				0
Total checks listed on continuation pages				0

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	30,563